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                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF L934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                                ------------------
October 2, 1998
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BANK ONE CORPORATION
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                         333-60313           31-1597175
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(STATE OR OTHER JURISDICTION    (COMMISSION        (IRS EMPLOYER
      OF INCORPORATION)         FILE NUMBERS)      IDENTIFICATION
                                                   NO.)

One First National Plaza, Chicago, IL                    60670
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)             (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   312-732-4000
                                                      ------------

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Effective October 2, 1998, each of BANC ONE CORPORATION ("BANC ONE") and First Chicago NBD Corporation ("FCN") merged with and into BANK ONE CORPORATION ("ONE" or the "Company"), pursuant to an Agreement and Plan of Reorganization, dated as of April 10, 1998, as amended, among BANC ONE, FCN and ONE (the "Merger Agreement"). Pursuant to the Merger Agreement, upon the effectiveness of the mergers on October 2, 1998, each share of BANC ONE common stock, no par value per share, was converted in one share of common stock, $0.01 par value per share, of ONE (the "ONE Common Stock" or "Common Stock") and each share of FCN common stock, $1.00 par value per share, was converted into the right to receive
1.62 shares of ONE Common Stock, with cash in lieu of fractional shares.

In addition, at the effective time of the mergers, each outstanding share of FCN Preferred Stock with Cumulative and Adjustable Dividends, Series B, without par value ($100 stated value) ("FCN Series B Preferred") was converted into the right to receive one share of ONE Preferred Stock with Cumulative and Adjustable Dividends, Series B, $0.01 par value ($100 stated value) ("ONE Series B Preferred") and each outstanding share of FCN Preferred Stock with Cumulative and Adjustable Dividends, Series C, without par value ($100 stated value) ("FCN Series C Preferred") was converted into the right to receive one share of ONE Preferred Stock with Cumulative and Adjustable Dividends, Series C, $0.01 par
value ($100 stated value) ("ONE Series C Preferred").   The ONE Series B
Preferred and ONE Series C Preferred have rights, preferences and terms substantially identical to the rights, preferences and terms of the FCN Series B Preferred and the FCN Series C Preferred, respectively. The FCN Series B Preferred and the FCN Series C Preferred were listed on the New York Stock Exchange, Inc. (the "NYSE"). Shares of the ONE Series B Preferred and ONE Series C Preferred are listed on the NYSE.

A copy of the press release announcing the closing of the merger is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

ONE's Registration Statement on Form S-4 (Registration No. 333-60313), which was declared effective by the Securities and Exchange Commission on July 31, 1998 (the "Registration Statement"), sets forth certain information regarding the merger, ONE, BANC ONE and FCN, including, but not limited to, the date and manner of the merger, a description of the assets involved, the nature and amount of consideration paid by ONE therefor, the method used for determining the amount of such consideration, the nature of any material relationships between FCN (and its affiliates) and BANC ONE (and its affiliates) or ONE, the nature of the business of FCN and BANC ONE and the intended use of the assets acquired in the merger. In addition, the information set forth under section heading "A" of Item 5 of this Current Report on Form 8-K is incorporated herein by reference.



Item 5.  OTHER EVENTS


A. Securities Exchange Act of 1934 Registration
-----------------------------------------------

Pursuant to Rule 12g-3 of the General Rules and Regulations ("Rule 12g-3") under the Securities Exchange Act of 1934, as amended (the
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"Exchange Act"), shares of the common stock of ONE, as successor issuer to BANC
ONE, will be deemed registered for the purposes of Section 12(b) of the Exchange Act. Also pursuant to Rule 12g-3, shares of the ONE Series B Preferred and ONE Series C Preferred will be deemed registered for the purposes of Rule 12(b) of the Exchange Act.

Also as of October 2, 1998, ONE assumed the payment obligations and all other covenants required to be performed or observed by FCN in connection with the following securities (the "Listed Securities") listed on the NYSE:

     7 1/2% Preferred Purchase Units
     7 1/4% Subordinated Debentures Due 2004
     8.10% Subordinated Notes Due 2002

Pursuant to Rule 12g-3, the Listed Securities of ONE, as successor issuer to FCN, will be deemed registered for purposes of Section 12(b) of the Exchange Act.


B. Description of ONE Common Stock
----------------------------------

General
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     The Company is authorized to issue 2,500,000,000 shares of common stock,
$0.01 par value per share (the "Common Stock").

     Holders of the Company's Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of any funds legally available therefor provided that, so long as any shares of the Company's preferred stock are outstanding, no dividends (other than dividends payable in Common Stock) or other distributions (including redemptions and purchases) may be made with respect to the Common Stock unless full cumulative dividends on the Company's preferred stock have been made. Holders of the Company's Common Stock are entitled upon liquidation or wind up of the Company, after claims of creditors and preferences of the Company's existing preferred stock and any other series of preferred stock hereafter authorized, to receive pro rata the net assets of the Company.

     The holders of the Common Stock are entitled to one vote for each share held and are vested with all of the voting power except as the Board of Directors of the Company has provided with respect to the outstanding shares of the Company's preferred stock or may provide, in the future, with respect to any other series of preferred stock which it may hereafter authorize. Generally, holders of the ONE Series B Preferred Stock and ONE Series C Preferred Stock have no voting rights.

     The shares of Common Stock have non-cumulative voting rights, which means that the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect 100% of the directors standing for election at any meeting if they choose to do so and, in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors of the Company at that meeting.

     The Company's Certificate of Incorporation, as amended, includes specific provisions with respect to mergers and other business combinations. In general, these provisions require that, in the case

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of a proposed merger or other business combination involving the Company and an
Interested Stockholder (as defined therein), the approving vote of the holders of at least a majority of the voting power of all shares of voting stock held by persons who are not Interested Stockholders or persons affiliated with Interested Stockholders is required, unless the business combination has been approved by a majority of directors not affiliated with the Interested Stockholder or unless certain conditions regarding minimum price and procedural protections are met with respect to each class of the Company's then outstanding voting stock. The provisions of the Certificate of Incorporation also require that the Board of Directors will not approve a proposal for a business combination or a tender offer until the Board of Directors has evaluated the proposal in light of its effect on the stockholders and employees of the Company and the communities served by the Company. These provisions of the Certificate of Incorporation could be used to make more difficult a change in control of the Company.

     The issued and outstanding shares of the Company's Common Stock are fully paid and nonassessable. The holders of the Company's Common Stock do not have any preemptive rights to subscribe for additional shares of capital stock of the Company. The holders of Common Stock have no conversion rights, the Common Stock is not subject to redemption by either the Company or the stockholder, and there is no restriction on the purchase by the Company of shares of Common Stock except for certain regulatory limits.

     The Company's Common Stock is listed on the New York and Chicago Stock Exchanges. First Chicago Trust Company of New York, or an affiliate thereof, is the transfer agent, registrar and dividend disbursing agent for the Common Stock.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     All required financial statements, pro forma financial information and exhibits required by Item 2 have been filed with the Securities and Exchange Commission as part of the Registration Statement.

The following exhibits are filed herewith:

EXHIBIT NO.         DESCRIPTION OF EXHIBIT


2.1 Agreement and Plan of Reorganization, dated as of April 10, 1998, by and among BANK ONE CORPORATION, BANC ONE CORPORATION and First Chicago NBD Corporation (incorporated by reference to Appendix A to the Joint Proxy Statement-- Prospectus dated July 31, 1998 included in the Registration Statement on Form S-4 of BANK ONE CORPORATION (Registration No. 333-60313))

99.1                Press release dated October 2, 1998
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BANK ONE CORPORATION
                                -------------------------------------
                                (Registrant)


Date: October 2, 1998           By /s/ M. Eileen Kennedy
                                  ________________________________
                                Title: Treasurer
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                               INDEX TO EXHIBITS

Exhibit                  Description of                          Sequential Page
Number                   Exhibit                                 Number
-------                  -----------                             -----------


 2.1 Agreement and Plan of Reorganization, Dated as of April 10, 1998, by and among BANK ONE CORPORATION, BANC ONE CORPORATION and First Chicago NBD Corporation (incorporated by reference to Appendix A to the Joint Proxy Statement--Prospectus dated July 31, 1998 included in the Registration Statement on Form S-4 of BANK ONE CORPORATION (Registration No. 333-60313)


 99.1                    Press release dated October 2, 1998